                                                                      Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement Post-Effective Amendment of our report dated January 21, 2000 included in Advanta Corp.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Form S-8 Registration Statement Post-Effective Amendment to S-8 File No. 333-04465.


                                        /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
October 31, 2000